UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       May 31, 2010

                              VITAL PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-127915               98-0464272
(State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification No.)

             245 Drumlin Circle, Concord, Ontario, Canada        L4K 3E4
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01       Entry Into a Material Definitive Agreement

On May 31, 2010, we entered into a Side Letter Agreement with The Cellular Connection, Ltd. Pursuant to the Side Letter Agreement, we agreed to amend the Convertible Secured Promissory Note issued by us on April 30, 2009.

Pursuant to the Side Letter Agreement, we changed the face amount of the Note to U.S. $72,000 which aggregates principal and accumulated interest through April 30, 2010, and we changed the Conversion Rate of the Note to $0.0001. Additionally, we extended the maturity date of the Note to April 30, 2011.

The foregoing description of the Side Letter Agreement is qualified in its entirety by reference to the full text of the Side Letter Agreement, which is filed as Exhibit 10.1 to this Current Report of Form 8-K and incorporated herein by reference.

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This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law. The Company undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.


Item 9.01.  Financial Statements and Exhibits

10.1 Side Letter Agreement amending the Secured Promissory Note between the Company and The Cellular Connection, dated May 31, 2010
            (filed herewith).

10.2 Secured Promissory Note between the Company and The Cellular Connection Ltd. dated April 30, 2009 (Included as exhibit 10.7 to the Form 10-Q filed June 19, 2009 and incorporated herein by reference.)


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Vital Products, Inc.
                                                --------------------
                                                       (Registrant)
Date  June 2, 2010

                                                /s/  Michael Levine
                                                --------------------
                                                       (Signature)
                                                Name: Michael Levine
                                                Title: Chief Executive Officer

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